UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2008

REDWOOD TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-13759 (Commission File Number)	68-0329422 (IRS Employer Identification No.)

One Belvedere Place, Suite 300
Mill Valley, California 94941
(Address of principal executive offices) (Zip Code)

(415) 389-7373
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 2, 2008, we filed with the Securities and Exchange Commission prospectus supplement no. 2 to the prospectus dated November 23, 2007 contained in our registration statement on Form S-3 (File No. 333-147604). Prospectus supplement no. 2 was filed in connection with our Direct Stock Purchase and Dividend Reinvestment Plan under which we are offering an additional 10,000,000 shares of our common stock. Including the 10,000,000 shares of our common stock offered under prospectus supplement no. 2, as of July 2, 2008, there are an aggregate 15,035,352 shares of our common stock available for future sale under the Plan.

In connection with the filing of prospectus supplement no. 2, we are filing as Exhibit 5.1 hereto an opinion of our counsel, Venable LLP, regarding the validity of the securities being registered. Additionally, in connection with the filing of prospectus supplement no. 2, we are filing as Exhibit 8.1 hereto an opinion of our counsel, Chapman and Cutler LLP, with respect to tax matters.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

5.1	Opinion of Venable LLP.
8.1	Opinion of Chapman and Cutler LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REDWOOD TRUST, INC.

Dated: July 2, 2008	By:	/s/ Harold Zagunis
Harold Zagunis
Managing Director

Exhibit Index

5.1	Opinion of Venable LLP.
8.1	Opinion of Chapman and Cutler LLP.